UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2009

Ener1, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-34050	59-2479377
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1540 Broadway, Suite 25C, New York, New York		10036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212 920-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit 1.1 previously filed by Ener1, Inc. ("Ener1") with its Current Report on Form 8-K dated August 27, 2009, as amended in Form 8-K/A filed January 12, 2010, omitted certain information for which confidentiality was requested. A portion of such omitted information is no longer subject to the confidentiality request and is now disclosed in Exhibit 1.1 filed herewith.

Exhibit 1.1 Securities Investment and Subscription Agreement with Think Holdings, SA dated August 24, 2009.

Exhibit 1.2 Purchase and Assignment Agreement with Bzinfin dated August 25, 2009.*

Exhibit 1.3 Supply Agreement with Think Global dated August 25, 2009.**

Exhibit 1.4 Amended and Restated Line of Credit Agreement by and between Ener1, Ener1 Group and Bzinfin dated August 25, 2009.*

* Previously filed as an exhibit to the Current Report on Form 8-K filed on August 27, 2009.

** Previously filed as an exhibit to the Current Report on Form 8-K filed on January 12, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ener1, Inc.

March 19, 2010	By:	/s/ Gerard A. Herlihy

Name: Gerard A. Herlihy
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

1.1	Securities Investment and Subscription Agreement with Think Holdings, SA dated August 24, 2009.